UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 21, 2004

ENER1, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-21138

FLORIDA	59-2479377
(State or other jurisdiction of incorporation)	(I.R.S. employer identification number)

550 West Cypress Creek Road
Fort Lauderdale, Florida
(Address of principal executive offices)

33309
(Zip Code)

(954) 202-4442
(Registrant’s telephone number, including area code)

Item 5. Other Events

        On January 21, 2004, Ener1, Inc. (“Ener1” or the “Company”) issued $20 million in aggregate principal amount of 5% Senior Secured Convertible Debentures and Warrants to purchase 16 million shares of common stock of Ener1 in a private placement to accredited investors under Regulation D of the Securities Act of 1933, as amended. Copies of the form of 5% Senior Secured Convertible Debenture, the form of Warrant, the Registration Rights Agreement and the Securities Purchase Agreement, as well as the Security Agreement, the Subsidiary Guaranty and the Mortgage and Assignment of Leases and Rents entered into by Ener1 Battery Company, a wholly-owned subsidiary of Ener1, and Ener1‘s press release announcing the private placement are attached as exhibits to this Current Report and are incorporated herein by reference in their entirety.

The private placement consisted of the following securities:

1. $20,000,000 of 5.0% Convertible Senior Secured Debentures due 2009:

Maturity Date/Interest Payment Dates/Interest Rate

        The Debentures mature on January 21, 2009. Interest is payable quarterly in arrears on March 31, June 30, September 30 and December 31, beginning on March 31, 2004.

        The interest rate will increase to 7.5% and 15% per year if Ener1 fails to meet the following milestones within the first six months or the first year following issuance, respectively: (a) a Registration Statement covering the resale of the shares issuable upon conversion of the Debentures and exercise of the Warrants shall have been declared effective and shall be available for resale by the holders of the Debentures and Warrants; (b) Ener1‘s common stock shall be listed on the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange and trading in the common stock on such market or exchange shall not have been suspended; (c) an event of default (as defined in the Debentures), or an event that with the passage of time or giving of notice, or both, would constitute an event of default, shall not have occurred and be continuing; and (d) the closing bid price of the common stock shall be above $1.75 (the “Milestones”). If the interest rate increases and the Milestones are subsequently met for 45 consecutive days, the interest rate will be decreased to 5% per year.

Conversion

        The Debentures are convertible at the option of the holder at any time prior to maturity into shares of common stock of the Company, initially at a conversion price of $1.25 per share, subject to adjustment upon certain events, including as a result of the sale of equity securities by the Company at a price below the conversion price before a registration statement registering the resale of the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants is declared effective.

        Ener1 may require that a specified amount of the principal of the Debentures be converted if the Milestones are satisfied for a period of twenty-two (22) consecutive trading days. The maximum aggregate principal amount of the Debentures that Ener1 may require be converted at any one time is an amount equal to the aggregate dollar volume traded on the principal market for the Ener1 common stock during the last seven (7) trading days of the twenty-two (22) trading day period described above.

Optional Prepayment

        At any time on or after January 21, 2007, Ener1 may prepay some or all of the principal of the Debentures (a) during the period from January 21, 2007 through January 20, 2008, at a price of one hundred and three percent (103%) of the amount of unpaid principal, plus accrued interest and (b) during the period from January 21, 2008 through January 21, 2009, at a price of one hundred and one percent (101%) of the amount of unpaid principal, plus accrued interest.

Repurchase at Holder’s Option Upon Certain Events

        Upon certain change in control events, a holder may require Ener1 to repurchase such holder’s Debentures in cash at 101% of the principal amount of the Debentures, plus accrued but unpaid interest, if any.

Seniority

        The Debentures are senior to Ener1‘s existing and future indebtedness. Any debt (as defined in the Debentures) that Ener1 incurs in the future must be subordinate by its terms in right of payment to the Debentures.

Subsidiary Guaranty; Security

        Ener1 Battery Company (“Ener1 Battery”) has agreed to guaranty the Company’s obligations under the Securities Purchase Agreement and the Debentures. Ener1 Battery’s obligations under the Subsidiary Guaranty are secured by a lien on certain property, land, building and equipment owned by Ener1 Battery.

2.     Warrants to Purchase 16 Million Shares of Common Stock:

Exercise

Each Warrant entitles the holder to purchase a number of shares of Common Stock equal to the number of shares issuable under the Debenture purchased by such holder at the conversion price in effect on the closing date. The initial exercise price is $2.51, subject to adjustment upon certain events, including as a result of the sale of equity securities by the Company at a price below the exercise price before a registration statement registering the resale of the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants is declared effective.

Term

        The Warrants are exercisable (in whole or in part) at any time on or before January 21, 2014.

        Under a Registration Rights Agreement, the Company has agreed to (1) file with the Securities and Exchange Commission a shelf registration statement covering the resale of the shares of Company common stock issuable upon conversion of the Debentures and exercise of the Warrants within 45 days of the sale of the Debentures and Warrants and (2) use its reasonable best efforts to cause the shelf registration statement to become effective within 180 days of the sale of the Debentures and Warrants. The Company will be required to make certain payments to the holders of the Debentures and the Warrants if these deadlines are not met or the shelf registration statement is otherwise unavailable for the resale of the securities.

        Ener1 intends to use the net proceeds from the sale of the Debentures and the Warrants to pay off higher interest debt and for general corporate purposes.

        The securities have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirement.

        In November 2003, the Company reimbursed Ener1 Group, Inc., its parent company, $128,586 and $113,915, representing the Company’s and its wholly-owned subsidiary’s, Ener1 Battery Company, allocated share of expenses incurred by Ener1 Group for the annual salaries, automobile allowances and insurance benefits paid by Ener1 Group in 2002 to Michael Zoi and Peter Novak, respectively, two directors of the Company. At the same time, the Company also reimbursed Ener1 Group $82,516 and $71,862, representing the Company’s and Ener1 Battery’s allocated share of expenses incurred by Ener1 Group in 2003 for the salaries, automobile allowances and insurance benefits paid to Messrs Zoi and Novak, respectively. In July 2003, the Company began making these payments directly to Messrs. Zoi and Novak, including annual salaries of $250,000 and $250,000, respectively.

Forward-Looking Statements:

        This Current Report on Form 8-K contains forward-looking statements including statements relating to the use of the net proceeds from the sale of the Debentures and the Warrants. Actual events or results may differ materially from the events or results described in the forward-looking statements. Although Ener1 believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, you are urged to carefully review and consider the various disclosures made by the Company regarding the factors that affect the Company’s business, including without limitation, the disclosures made under the caption “Certain Factors That May Affect Future Performance” contained in our Annual Report on Form 10-KSB for the year ended December 31, 2002 and the disclosures made in our quarterly reports on Form 10-QSB filed from time to time with the Securities and Exchange Commission. All forward-looking statements are based on information available to the Company on the date of this filing, and we assume no obligation to update this information, including as a result of any new information, future events, changed expectations or otherwise.

Item 7:   EXHIBITS.

4.1	Form of 5% Senior Secured Convertible Debenture
4.2	Form of Warrant to Purchase Common Stock
4.3	Registration Rights Agreement, dated as of January 16, 2004 by and among Ener1, Inc. and the entities whose names appear on the signature pages thereof
10.1	Securities Purchase Agreement, dated as of January 16, 2004 by and among Ener1, Inc. and the entities whose names appear on the signature pages thereof
10.2	Security Agreement dated as of January 16, 2004 by and among Ener1 Battery Company and the entities whose names appear on the signature pages thereof
10.3	Subsidiary Guaranty dated January 16, 2004 made by Ener1 Battery Company in favor of the
Investors named therein
10.4	Mortgage and Assignment of Leases and Rents dated January 16, 2004 by Ener1 Battery Company in favor of the Investors named therein
99.1	Press release issued by Ener1, Inc. on January 21, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2004	Ener1, Inc. (Registrant) By: /s/ Kevin P. Fitzgerald Kevin P. Fitzgerald Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of 5% Senior Secured Convertible Debenture
4.2	Form of Warrant to Purchase Common Stock
4.3	Registration Rights Agreement, dated as of January 16, 2004 by and among Ener1, Inc. and the entities whose names appear on the signature pages thereof
10.1	Securities Purchase Agreement, dated as of January 16, 2004 by and among Ener1, Inc. and the entities whose names appear on the signature pages thereof
10.2	Security Agreement dated as of January 16, 2004 by and among Ener1 Battery Company and the entities whose names appear on the signature pages thereof
10.3	Subsidiary Guaranty dated January 16, 2004 made by Ener1 Battery Company in favor of the
Holders named therein
10.4	Mortgage and Assignment of Leases and Rents dated January 16, 2004 by Ener1 Battery Company in favor of the Investors named therein
99.1	Press release issued by Ener1, Inc. on January 21, 2004